Putnam Sustainable Leaders Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (97.0%)(a)
	Shares	Value
Banks (4.6%)
Bank of America Corp.	3,570,726	$147,185,326
First Republic Bank/CA	377,700	61,225,170
Webster Financial Corp.	1,215,400	68,208,248

		276,618,744
Beverages (1.3%)
Heineken NV (Netherlands)	820,435	78,219,373

		78,219,373
Biotechnology (2.6%)
Amgen, Inc.	388,200	93,874,524
Regeneron Pharmaceuticals, Inc.(NON)	87,400	61,041,908

		154,916,432
Building products (1.7%)
Johnson Controls International PLC	1,591,200	104,334,984

		104,334,984
Capital markets (3.6%)
BlackRock, Inc.	132,997	101,632,317
KKR & Co., Inc.(S)	1,115,200	65,205,744
TPG, Inc.(NON)(S)	1,602,531	48,300,284

		215,138,345
Chemicals (5.6%)
Eastman Chemical Co.	387,200	43,389,632
Ecolab, Inc.	246,900	43,592,664
Ginkgo Bioworks Holdings, Inc.(NON)	5,802,091	23,382,427
Koninklijke DSM NV (Netherlands)	360,489	64,426,360
Linde PLC	323,700	103,399,491
Novozymes A/S Class B (Denmark)	890,186	60,925,747

		339,116,321
Containers and packaging (1.3%)
Avery Dennison Corp.	76,200	13,256,514
Ball Corp.	696,800	62,712,000

		75,968,514
Electric utilities (2.4%)
Constellation Energy Corp.	1,202,400	67,635,000
NextEra Energy, Inc.	915,600	77,560,476

		145,195,476
Entertainment (1.6%)
Walt Disney Co. (The)(NON)	713,600	97,877,376

		97,877,376
Equity real estate investment trusts (REITs) (1.4%)
Boston Properties, Inc.(R)	680,800	87,687,040

		87,687,040
Food and staples retail (2.7%)
Walmart, Inc.	1,080,600	160,922,952

		160,922,952
Food products (1.4%)
McCormick & Co., Inc. (non-voting shares)(S)	866,800	86,506,640

		86,506,640
Health-care equipment and supplies (3.2%)
Baxter International, Inc.	695,600	53,936,824
Boston Scientific Corp.(NON)	1,061,300	47,004,977
Cooper Cos., Inc. (The)	218,000	91,034,620

		191,976,421
Health-care providers and services (1.8%)
CVS Health Corp.	1,072,800	108,578,088

		108,578,088
Hotels, restaurants, and leisure (4.2%)
Chipotle Mexican Grill, Inc.(NON)	57,600	91,124,928
Hilton Worldwide Holdings, Inc.(NON)	797,036	120,942,243
Vail Resorts, Inc.	172,400	44,870,548

		256,937,719
Independent power and renewable electricity producers (1.2%)
AES Corp. (The)	2,813,400	72,388,782

		72,388,782
Industrial conglomerates (1.4%)
Roper Technologies, Inc.	184,000	86,890,320

		86,890,320
Insurance (1.7%)
AXA SA (France)	2,894,188	84,521,608
Prudential PLC (United Kingdom)	1,374,329	20,301,274

		104,822,882
Internet and direct marketing retail (5.1%)
Amazon.com, Inc.(NON)	86,577	282,236,691
Etsy, Inc.(NON)	202,155	25,123,823

		307,360,514
IT Services (4.1%)
Fidelity National Information Services, Inc.	687,000	68,988,540
PayPal Holdings, Inc.(NON)	190,700	22,054,455
Shopify, Inc. Class A (Canada)(NON)(S)	39,900	26,970,804
Visa, Inc. Class A	574,900	127,495,573

		245,509,372
Life sciences tools and services (4.4%)
Danaher Corp.	475,300	139,419,749
Thermo Fisher Scientific, Inc.	213,700	126,221,905

		265,641,654
Machinery (3.9%)
Deere & Co.	210,000	87,246,600
Fortive Corp.	1,332,400	81,183,132
Ingersoll Rand, Inc.	1,347,900	67,866,765

		236,296,497
Multiline retail (1.9%)
Target Corp.	548,100	116,317,782

		116,317,782
Personal products (1.0%)
Unilever PLC (United Kingdom)	1,334,685	60,413,734

		60,413,734
Pharmaceuticals (3.3%)
Eli Lilly and Co.	415,400	118,958,098
Merck & Co., Inc.	964,500	79,137,225

		198,095,323
Road and rail (1.6%)
Union Pacific Corp.	360,900	98,601,489

		98,601,489
Semiconductors and semiconductor equipment (5.5%)
Applied Materials, Inc.	496,700	65,465,060
ASML Holding NV (NY Reg Shares) (Netherlands)	90,500	60,447,665
NVIDIA Corp.	474,400	129,444,784
Texas Instruments, Inc.	436,200	80,033,976

		335,391,485
Software (13.2%)
Adobe, Inc.(NON)	302,300	137,733,926
Intuit, Inc.	136,200	65,490,408
Microsoft Corp.	1,622,900	500,356,299
salesforce.com, Inc.(NON)	456,400	96,902,848

		800,483,481
Specialty retail (0.5%)
Home Depot, Inc. (The)	100,500	30,082,665

		30,082,665
Technology hardware, storage, and peripherals (8.1%)
Apple, Inc.	2,814,628	491,462,195

		491,462,195
Textiles, apparel, and luxury goods (0.7%)
Levi Strauss & Co. Class A(S)	2,121,230	41,915,505

		41,915,505

Total common stocks (cost $3,487,902,900)		$5,871,668,105

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes
1.625%, 5/15/26(i)	$10,000	$9,709
1.50%, 2/15/30(i)	123,000	115,546
0.25%, 4/15/23(i)	223,000	219,809

Total U.S. treasury obligations (cost $345,064)		$345,064

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (4.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.37%(AFF)	Shares	81,887,355	$81,887,355
Putnam Short Term Investment Fund Class P 0.39%(AFF)	Shares	186,807,348	186,807,348
U.S. Treasury Bills 0.145%, 5/3/22(SEGSF)		$1,100,000	1,099,870
U.S. Treasury Bills 0.107%, 5/19/22(SEGSF)		600,000	599,801

Total short-term investments (cost $270,394,478)			$270,394,374
TOTAL INVESTMENTS

Total investments (cost $3,769,093,680)			$6,142,407,543

	FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $140,941,747) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/15/22	$15,437,213	$15,729,451	$292,238
	Barclays Bank PLC
		British Pound	Sell	6/15/22	4,029,240	4,105,477	76,237
	HSBC Bank USA, National Association
		British Pound	Sell	6/15/22	2,375,572	2,420,556	44,984
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/15/22	52,682,473	52,867,045	184,572
	State Street Bank and Trust Co.
		Euro	Sell	6/15/22	18,269,812	18,334,660	64,848
	UBS AG
		Euro	Sell	6/15/22	47,394,735	47,484,558	89,823

	Unrealized appreciation						752,702

	Unrealized (depreciation)						—

	Total						$752,702
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2021 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,054,140,749.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $—.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$83,798,975	$940,745,778	$942,657,398	$67,240	$81,887,355
	Putnam Short Term Investment Fund**	182,522,844	839,881,673	835,597,169	110,817	186,807,348

	Total Short-term investments	$266,321,819	$1,780,627,451	$1,778,254,567	$178,057	$268,694,703
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $81,887,355 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $78,613,698.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $704,806.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $345,005 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$97,877,376	$—	$—
Consumer discretionary	752,614,185	—	—
Consumer staples	247,429,592	138,633,107	—
Financials	491,757,089	104,822,882	—
Health care	919,207,918	—	—
Industrials	526,123,290	—	—
Information technology	1,872,846,533	—	—
Materials	289,732,728	125,352,107	—
Real estate	87,687,040	—	—
Utilities	217,584,258	—	—

Total common stocks	5,502,860,009	368,808,096	—
Convertible preferred stocks	—	—	—**
U.S. treasury obligations	—	345,064	—
Short-term investments	—	270,394,374	—

Totals by level	$5,502,860,009	$639,547,534	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$752,702	$—

Totals by level	$—	$752,702	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
** Value of Level 3 security is $—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$144,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com